Exhibit 10.18

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 5, 2011, is by and among THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 27, 2006 (as previously amended and modified and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1          New Definition.  The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Acquisition” shall mean, with respect to any Person, (a) an Investment in or purchase of  the Capital Stock of any other Person that results in a controlling interest in such other Person, (b) a purchase or other acquisition of all or a substantial portion of the assets or properties of another Person or of any business unit of another Person, (c) any merger or consolidation of such Person with any other Person or other transaction or series of transactions resulting in the acquisition of all or a substantial portion of all the assets, or a controlling interest in the Capital Stock, of any Person, or (d) any acquisition of any store location of any Person, in each case in any transaction or group of transactions which are part of a common plan.

1.2          Amendment to Definition of Wachovia.  The definition of “Wachovia” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows and all references in the Credit Documents to Wachovia Bank, National Association shall hereafter refer to “Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association)”:

“Wells Fargo” shall mean Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association), a national banking association, together with its successors and/or assigns.

1.3          Amendment to Section 6.4(a).  Section 6.4(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.4            Consolidation, Merger, Sale or Purchase of Assets, etc.

The Credit Parties will not, nor will they permit any Subsidiary to, directly or indirectly,

(a)          merge into or with or consolidate with any other Person or permit any other Person to merge into or consolidate with it, except (1) for any merger consummated as part of an Acquisition permitted pursuant to Section 6.5(g) and (2) for any merger or consolidation of a Credit Party with or into any other Credit Party; provided, that, each of the following conditions is satisfied as determined by the Administrative Agent:  (i) the Administrative Agent shall have received not less than five (5) days’ prior written notice of the consummation of any merger or consolidation involving a Credit Party and such information with respect thereto as the Administrative Agent may reasonably request, (ii) as of the effective date of the merger or consolidation and after giving effect thereto, no Event of Default or Default shall exist or have occurred and be continuing, (iii) the Administrative Agent shall have received true, correct and complete copies of all agreements, documents and instruments relating to such merger, including, but not limited to, the certificate or certificates of merger as filed with each appropriate Secretary of State, (iv) the surviving entity shall expressly confirm, ratify and assume the Credit Party Obligations and the Credit Documents to which it is a party in writing, in form and substance reasonably satisfactory to the Administrative Agent, and execute and deliver such other agreements, documents and instruments as the Administrative Agent may request in connection therewith, (v) the surviving entity of a merger between the Borrower and a Guarantor or any other Person shall be the Borrower and the surviving entity of a merger between a Guarantor and any other Person (other than the Borrower) shall be or become a Guarantor, and (vi) each Credit

Party shall ratify and confirm that its guarantee of the Credit Party Obligations shall apply to the Credit Party Obligations as assumed by such surviving entity; or

1.4          Amendment to Section 6.5(g).  Section 6.5(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g)          the formation by a Credit Party after the date hereof of one or more Subsidiaries or any Acquisition by a Credit Party or any Subsidiary thereof; provided, that:  (i) any Subsidiary formed by a Credit Party or any Person acquired by a Credit Party pursuant to an Acquisition shall be incorporated or organized under the laws of any State of the United States of America, (ii) if applicable, such Credit Party shall execute and deliver, or cause any such Subsidiary or any Person acquired in an Acquisition to execute and deliver, to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, (A) a Joinder Agreement in accordance with the terms of Section 5.10, (B) a mortgage instrument granting to the Administrative Agent, for itself and the ratable benefit of Lenders, a first security interest and Lien upon the Property of any such Subsidiary or Person and the Property acquired in any such Acquisition, in each case to the extent required pursuant to Section 5.12(a) and (C) such other agreements, documents and instruments as the Administrative Agent may require, including, but not limited to, supplements and amendments hereto and to the other Credit Documents, (ii) the Subsidiary or Person formed or acquired shall be engaged in a business related, ancillary or complimentary to the businesses of the Borrower as conducted on the date hereof, (iii) the Administrative Agent shall have received (A) not less than ten (10) Business Days’ prior written notice (or such shorter prior written notice as the Administrative Agent may agree in its reasonable discretion) of the formation of any such Subsidiary or the consummation of any such Acquisition and such information with respect thereto as the Administrative Agent may request, and (B) true, correct and complete copies of all agreements, documents and instruments relating to such new Subsidiary or such Acquisition, (iv) prior to and after giving effect to any Acquisition, there shall be not less than $50,000,000 of Excess Availability under the Revolving Credit Agreement or cash on the balance sheet and (v) as of the date of any such formation or Acquisition, no Default or Event of Default shall exist or have occurred and be continuing;

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1          Closing Conditions.  This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)           Executed Amendment.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and the Administrative Agent, on behalf of the Required Lenders.

(b)           Executed Lender Authorizations.  The Administrative Agent shall have received executed consents, in substantially the form of Exhibit A attached hereto (each a “Lender Authorization”), from the Required Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf.  The delivery by the Administrative Agent of its signature page to this Amendment shall constitute conclusive evidence that the consents from the Required Lenders have been obtained.

(c)           Default.  After giving effect to this Amendment, no Default or Event of Default shall exist.

(d)           Fees and Expenses.

(i)            The Administrative Agent shall have received from the Borrower, for the account of each Lender that executes and delivers a Lender Authorization to the Administrative Agent by 12 p.m. (EDT) on or before April 5, 2011 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), a consent fee in an amount equal to 10 basis points on the outstanding principal amount of the Term Loan held by such Consenting Lender.

(ii)           The Administrative Agent shall have received from the Borrower such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(e)           Miscellaneous.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III
MISCELLANEOUS

3.1          Amended Terms.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2          Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)           After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)           After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)            The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)           The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3          Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4          Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5          Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6          Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7          Entirety.  This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8          Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9          No Actions, Claims, Etc.  As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10        GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)] [NORTH CAROLINA].

3.11        Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12        General Release.  In consideration of the Administrative Agent’s willingness to enter into this Amendment, on behalf of the Lenders, each Credit Party hereby releases and forever discharges the Administrative Agent, the Lenders and the Administrative Agent’s and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any of the Bank Group in any way related to or connected with the Credit Documents and the transactions contemplated thereby.

3.13        Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	/s/ THE PEP BOYS - MANNY, MOE & JACK,

GUARANTORS:	/s/ THE PEP BOYS MANNY MOE & JACK OF CALIFORNIA
/s/ PEP BOYS - MANNY, MOE & JACK OF DELAWARE, INC.
/s/ PEP BOYS - MANNY MOE & JACK OF PUERTO RICO, INC.
/s/ CARRUS SUPPLY CORPORATION

ADMINISTRATIVE AGENT:	/s/ WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as a Lender and as Administrative Agent on behalf of the Required Lenders

EXHIBIT A

LENDER AUTHORIZATION

This Lender Authorization is given pursuant to the Amended and Restated Credit Agreement, dated as of October 27, 2006 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), by and among THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower party thereto (collectively, the “Guarantors”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as administrative agent on behalf of the Lenders under the Credit Agreement (in such capacity, the “Administrative Agent”).  Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the Second Amendment to Amended and Restated Credit Agreement, to be dated on or about April 5, 2011, by and among the Borrower, the Guarantors party thereto, and the Administrative Agent, on behalf of the Lenders (the “Amendment”) and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Credit Agreement.

Delivery of this Lender Authorization by telecopy or other electronic means shall be effective as an original.

A duly authorized officer of the undersigned has executed this Lender Authorization as of the        day of April, 2011

,
as a Lender

By:
Name:
Title:

By:
Name:
Title: